Exhibit 10.2

AMENDMENT NUMBER 4
TO INDENTURE

THIS AMENDMENT NUMBER 4 TO INDENTURE (this “Amendment”), dated as of June 28, 2005 (the “Effective Date”) amends that certain Indenture, dated as of December 31, 2002 (as amended, modified or supplemented from time to time as permitted thereby, the “Indenture”) by and between BRL Universal Compression Funding I 2002, L.P. (the “Issuer”) and Wells Fargo Bank, National Association, successor by merger to Wells Fargo Bank Minnesota, National Association, as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer and the Indenture Trustee have previously entered into the Indenture;

WHEREAS, the parties desire to amend the Indenture in order to modify certain provisions of the Indenture;

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1.           Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Indenture.

SECTION 2.           Full Force and Effect. Other than as specifically modified hereby, the Indenture shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.

SECTION 3.           Amendments to the Indenture. Pursuant to Section 1002 of the Indenture, as of the Effective Date, the following amendments are being made to the Indenture:

(a)           The definition of “Series 2002-1 Final Maturity Date” is hereby deleted in its entirety and the following shall be substituted in place thereof:

“Series 2002-1 Final Maturity Date:  The Payment Date occurring in September, 2024.”

(b)           The definition of “Series 2002-1 Note Commitment Termination Date” is hereby deleted in its entirety and the following shall be substituted in place thereof:

“Series 2002-1 Note Commitment Termination Date:  August 31, 2005 or such later date to which the Series 2002-1 Note Commitment Termination Date may be extended, if extended, in the sole discretion of the Series 2002-1 Noteholders, upon the request of the Issuer, in accordance with the terms of Section 2.1(c) of the Note Purchase Agreement; provided, that no such extension of the Series 2002-1 Note Commitment Termination Date shall be effective unless the Series Enhancer, in its sole discretion, shall have consented in writing to such extension.”

(c)           Section 629 of the Indenture is hereby amended and modified to add the following language to the end of the first sentence:

“; provided, however, that with respect to the fiscal year ended 2005, annual financial statements of the Head Lessee shall be delivered within one hundred eighty (180) days of the end of such fiscal year.”

SECTION 4.           Extension of Draw Date Under Policies:  Each of the signatories to this Amendment hereby consents to the amendment of or endorsement to each Policy to provide that the Draw Date (under and as defined in each such Policy) is extended to September 20, 2024.

SECTION 5.           Representations and Warranties.  In order to induce the Deal Agent, the Series Enhancer, the Interest Rate Hedge Provider and the Control Party to enter into this Amendment, each of the Issuer and the Indenture Trustee hereby represents and warrants unto each of the Deal Agent, the Series Enhancer, the Interest Rate Hedge Provider and the Control Party as set forth in this Section 5:

(a)           Each of the Issuer and the Indenture Trustee hereby confirms that each of the representations and warranties set forth in Articles V and VI and Section 911 of the Indenture, as applicable, is true and correct as of the Effective Date with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates in which case such representations and warranties shall be correct as of such earlier date.

(b)           The Issuer represents and warrants that, immediately prior to the effectiveness of, and after giving effect to, the amendments contemplated hereby, no Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing.

(c)           Each of the Issuer and the Indenture Trustee hereby represents and warrants to the parties hereto that it possesses all requisite power and authority to execute and deliver, and to perform each of its obligations under, this Amendment and to effect the transactions contemplated hereby, all of which have been duly authorized and approved by all necessary limited partnership or corporate action, as applicable, and for which no consent of any Governmental Authority or any other person is required, and agrees to furnish the Deal Agent with evidence of such authorization and approval upon request.

(d)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by any of the Issuer and the Indenture Trustee of this Amendment or any other documents to be executed by any of the Issuer and the Indenture Trustee in connection with this Amendment.

(e)           This Amendment constitutes, and each other document executed by each of the Issuer and the Indenture Trustee in connection with this Amendment will, upon the due execution and delivery thereof, constitute the legal, valid and binding obligations of each of the Issuer and the Indenture Trustee enforceable in accordance with its terms.

SECTION 6.           Conditions Precedent.  The effectiveness of this Amendment shall be upon satisfaction of each of the conditions set forth in this Section 6:

(a)           The Deal Agent has received counterparts of this Amendment and such related documentation as the Deal Agent or its counsel shall determine in their reasonable discretion, in form and substance satisfactory to the Deal Agent, duly executed and delivered by the Issuer, the Indenture Trustee, the Deal Agent, the Interest Rate Hedge Provider and the Series Enhancer, as applicable;

(b)           The Deal Agent has received a certificate from the Issuer dated as of the Effective Date stating that (i) all representations and warranties of the Issuer set forth in the Indenture, as amended hereby, each of the other Related Documents, and this Amendment are true and correct; and (ii) no Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing;

(c)           The Deal Agent has received a certified copy of the resolutions or certificate of unanimous written consent, as the case may be, of each of the general partner and the limited partners of the Issuer approving this Amendment and the other documents executed in connection herewith and certifying as of the Effective Date the names and true signatures of persons authorized to sign this Amendment on behalf of the general partner on behalf of the Issuer;

(d)           No Event of Default, Manager Default, Head Lease Event of Default, Universal Event, Trigger Event or Prospective Trigger Event has occurred and is continuing; and

(e)           That certain Amendment Number 3 to the Head Lessee Security Agreement, that certain Amendment Number 4 to Amended and Restated Agreement of Limited Partnership of BRL Universal Compression Funding I 2002, L.P., that certain Amendment Number 4 to Series 2002-1 Note Purchase Agreement, that certain Amendment Number 1 to Insurance and Indemnity Agreement, and the amendment of or endorsement to each Policy as set forth in Section 4 above shall each be effective.

SECTION 7.           Miscellaneous Provisions.

(a)           This Amendment shall become effective as of the Effective Date.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(c)           On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Indenture, and (ii) each reference in the Indenture to “this Indenture” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Indenture shall mean and be a reference to the Indenture as amended or modified hereby.

SECTION 8.           Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.           Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES, PROVIDED THAT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

ISSUER:

BRL UNIVERSAL COMPRESSION FUNDING I 2002, L.P.

By:	BRL Universal Compression Management 2002, Inc., its General Partner

	By:	/s/ Gregory C. Greene
Gregory C. Greene, President

INDENTURE TRUSTEE:

WELLS FARGO BANK, NATIONAL ASSOCIATION, SUCCESSOR BY MERGER TO WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

By:	/s/ Edna Barber
Edna Barber, Assistant Vice President

In accordance with Section 1002 of the Indenture, the undersigned hereby consent to this Amendment.

DEAL AGENT:

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Eric C. Blau
Name:	Eric C. Blau
Title:	Vice President

NOTEHOLDER:

VARIABLE FUNDING CAPITAL CORPORATION

By:	WACHOVIA CAPITAL MARKETS, LLC
its attorney-in-fact

By:	/s/ Douglas R. Wilson
Name:	Douglas R. Wilson
Title:	Vice President

In accordance with and as required by Section 608 of the Indenture, the Control Party hereby directs the Indenture Trustee to provide its written consent to this Amendment. Further, in accordance with Sections 608 and 1002 of the Indenture, each of the undersigned hereby consents to this Amendment.

INTEREST RATE HEDGE PROVIDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ John Miechkowski
Name:	John Miechkowski
Title:	Director

CONTROL PARTY AND SERIES ENHANCER:

AMBAC ASSURANCE CORPORATION

By:	/s/ Harris C. Mehos
Name:	Harris C. Mehos
Title:	First Vice President